EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Zimmer Holding, Inc., and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13D.

Date: July 7, 2015

The Goldman Sachs Group, Inc.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman, Sachs & Co.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI Fund, L.P. By: GSCP VI Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI GmbH & Co. KG By: GS Advisors VI, L.L.C., its Managing Limited Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI Offshore Fund, L.P. By: GSCP VI Offshore Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Capital Partners VI Parallel, L.P. By: GS Advisors VI, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS LVB Co-Invest, L.P. By: GS LVB Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman Sachs BMET Investors, L.P. By: GS BMET Advisors, L.L.C., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman Sachs BMET Investors Offshore Holdings, L.P. By: GS BMET Offshore Advisors, Inc., its General Partner
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor

Title:	Attorney in Fact

PEP Bass Holdings, LLC
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Private Equity Partners 2004 Direct Investment Fund L.P.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Private Equity Partners 2005 Direct L.P.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Private Equity Partners IX Direct L.P.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GSCP VI Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GSCP VI Offshore Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS Advisors VI, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman, Sachs Management GP GmbH
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Managing Director

Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS LVB Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS BMET Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

GS BMET Offshore Advisors, Inc.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman Sachs PEP 2005 Direct Investment Advisors, L.L.C.
By:	/s/ Kevin P. Treanor

Name:	Kevin P. Treanor
Title:	Attorney in Fact

Goldman Sachs PEP IX Direct Investment Advisors, L.L.C.
By:	/s/ Kevin P. Treanor
Name:	Kevin P. Treanor
Title:	Attorney in Fact